Exhibit 10.2
EXECUTION COPY
ELEVENTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
          ELEVENTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, dated as of September 17, 2008 (this “Amendment”), to the Credit and Guaranty Agreement, dated as of April 30, 2007 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), by and among Handleman Company, a Michigan corporation (“Holdings”), Handleman Services Company, a Michigan corporation (“Handleman Services”), certain subsidiaries of Holdings identified on the signature page hereto as “Borrowers” (such Subsidiaries, together with Handleman Services, are referred to individually as a “Borrower” and collectively, jointly and severally, as “Borrowers”), certain subsidiaries of Holdings identified on the signature page hereto as “Guarantors” (such subsidiaries, together with Holdings, are referred to individually as a “Guarantor” and collectively, jointly and severally, as “Guarantors”), the lenders party hereto from time to time (“Lenders”), and Silver Point Finance, LLC (“Silver Point”), as administrative agent for Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent for Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent” and together with Administrative Agent, each an “Agent” and collectively the “Agents”).
          WHEREAS, Borrowers and Guarantors have requested that Agents and Lenders agree to amend certain terms and conditions of the Credit Agreement, in each case, as more fully set forth herein; and
          WHEREAS, Agents and Lenders have agreed to make such amendments to the Credit Agreement, in each case, subject to the terms and conditions set forth herein.
          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
          1. Definitions. All terms used herein which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein.
          2. Amendments to Credit Agreement.
               (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions thereto, in appropriate alphabetical order, to read in their entirety as follows:
“‘Eleventh Amendment’ means the Eleventh Amendment to Credit and Guaranty Agreement, dated as of September 17, 2008, by and among Credit Parties, Lenders and Agents.”
“‘Eleventh Amendment Effective Date’ has the meaning ascribed to the term ‘Amendment Effective Date’ in the Eleventh Amendment.”
“‘UK Purchase Agreement’ means the Asset Purchase Agreement, dated as of September 16, 2008, by and between U.K. OpCo, Holdings and Oakwood Distribution Limited.”
               (b) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definitions of the following terms to read in their entirety as follows:

“‘Blocked Cash’ means, as of any date of determination, with respect to any Cash or Cash Equivalents maintained in Canada, the amount of unrestricted Cash and Cash Equivalents of the Canadian Guarantors maintained in a deposit account which is subject to a tri-party blocked account agreement and provides Agent with perfected first-priority Lien on such account and the contents thereof and grants Agent sole dominion and control over such account.”
“‘Material Contract’ means, collectively, any contract or other arrangement to which Holdings or any of its Subsidiaries is a party (other than the Credit Documents) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect, and including, in any event each contract or agreement to which Holdings or any of its Subsidiaries is a party involving aggregate consideration payable to or by Holdings or such Subsidiary of $5,000,000 or more (other than purchase orders in the ordinary course of the business of Holdings or such Subsidiary and other than contracts that by their terms may be terminated by Holdings or such Subsidiary in the ordinary course of its business upon less than 60 days’ notice without penalty or premium), and including, without limitation, the Anderson Purchase Agreement, the Canadian Purchase Agreement and the UK Purchase Agreement, and all documents executed or delivered in connection with any of the foregoing.”
“‘Working Capital Borrowing Base’ has the meaning assigned to the term “Borrowing Base” in the Working Capital Agreement, as in effect on the Closing Date, whether or not such agreement remains in effect, plus, without duplication, the amount of unrestricted Cash and Cash Equivalents of the Credit Parties maintained in a deposit account in the U.S. which is subject to a tri-party blocked account agreement and provides Collateral Agent with perfected first-priority Lien on such account and the contents thereof and grants Agent sole dominion and control over such account;”
               (c) Section 3.2(a)(vi) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“(vi) after giving effect to such Credit Extension, (A) the aggregate Cash and Cash Equivalents of Holdings and its Subsidiaries shall not exceed the amounts specified in Section 6.6(a) or any clause thereof, and (B) the aggregate amount of Cash and Cash Equivalents of Holdings and its Subsidiaries maintained in the United States (whether or not in Blocked Accounts) shall not exceed $50,000 for more than one Business Day (excluding (x) amounts required to be maintained pursuant to Section 6.28, (y) amounts held in the payroll account not in excess of the amount required to pay the immediately-succeeding payroll payment, and (z) amounts received by any Credit Party in any Deposit Account following the daily sweep of all funds contained therein to Administrative Agent’s Account);”

               (d) Section 5.1(q) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“(q) Borrowing Base Certificate. On (i) each Business Day, current as of the close of business on the immediately preceding Business Day (except (A) the Accounts and Inventory of Crave Entertainment Group, Inc. and its Subsidiaries, which shall be current as of the close of business on the second preceding Business Day, (B) the Accounts of Handleman UK Limited, which shall be current on a weekly basis and (C) the accounts payable aging report of each Credit Party, which shall be current on a weekly basis), (x) a Borrowing Base Certificate, supported by schedules showing the derivation thereof and containing such detail and other information as the Administrative Agent may reasonably request from time to time, (y) an Accounts aging report of each Credit Party (collectively and by individual customer), and (z) an accounts payable aging report of each Credit Party (collectively and by individual vendor); and (ii) the twentieth day of each Fiscal Month, or if such date is not a Business Day, the next succeeding Business Day, a final Borrowing Base Certificate, current as of the close of business on the last Business Day of the immediately preceding Fiscal Month, supported by schedules showing the derivation thereof and containing such detail and other information as Agents may reasonably request from time to time, together with all accrual updates since the previous Borrowing Base Certificate delivered pursuant to this clause (ii); provided that (A) (1) the Working Capital Borrowing Base set forth in the Borrowing Base Certificate shall be effective from and including the date such Borrowing Base Certificate is duly received by the Agents but not including the date on which a subsequent Borrowing Base Certificate is received by the Agents, unless the Agents dispute the eligibility of any property included in the calculation of the Working Capital Borrowing Base or the valuation thereof, and (2) in the event of any dispute about the eligibility of any property included in the calculation of the Working Capital Borrowing Base or the valuation thereof, the Agents’ good faith business judgment shall control, and (B) for the period from September 19, 2008 (the “Start Date”) until October 1, 2008 (the “End Date”), the following adjustments shall be made to the calculation of the Working Capital Borrowing Base: (x) the amount of “Eligible Accounts” shall be determined on the Start Date and reduced on a daily basis by the amount of Cash received by the Credit Parties on each such day until the End Date, and (y) the percentage of Accounts that do not constitute “Eligible Accounts” shall be determined on the Start Date and deemed to apply until the End Date;”
               (e) Section 5.21 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“5.21 U.K. Deposit Accounts. After the occurrence and during the continuance of an Event of Default, Credit Parties shall, immediately upon the request of the Administrative Agent, transfer all Cash and Cash Equivalents of the Credit Parties then held in the United Kingdom to a Blocked Account in the United States.“

               (f) Section 6.1 of the Credit Agreement is hereby amended by adding a new clause (m) thereto to read in its entirety as follows:
“(m) the guarantee made by each of U.K. Opco and Holdings under the UK Purchase Agreement, as in effect on the date hereof.”
               (g) Section 6.6(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“(a) Investments in Cash and Cash Equivalents; provided, that, the aggregate amount of Cash and Cash Equivalents of Holdings and its Subsidiaries (i) maintained in Deposit Accounts in the United States that do not constitute Blocked Accounts will not exceed $50,000, (ii) maintained in Deposit Accounts in Canada that do not constitute Blocked Accounts will not exceed $50,000, (iii) maintained in Canada, whether or not in Blocked Accounts, but excluding any Blocked Cash, will not exceed $150,000 for more than one Business Day; (iv) maintained in Canada and constituting Blocked Cash will not exceed $500,000, and (v) maintained in the United Kingdom will not exceed £13,000,000 for more than one Business Day, or £7,000,000 for more than two Business Days; provided; however, that notwithstanding anything to the contrary contained in this Section 6.6(a), under no circumstances shall Deposit Accounts used for collection of customer payments be maintained unless such Deposit Account is also a Blocked Account;”
               Section 6.7(e) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“(e) Minimum Asset Coverage. Credit Parties shall not permit, at any time (i) between the Eleventh Amendment Effective Date through (but not including) October 31, 2008, the positive difference between (A) the Working Capital Borrowing Base at such time (without taking into account the Term Loan Reserve, the Minimum Availability Amount or any other Reserves (as defined in the Working Capital Agreement)) and (B) the principal amount of all Indebtedness outstanding under this Agreement at such time (such positive difference, the “Minimum Asset Coverage”) to be less than an amount equal to the greater of (x) the principal amount of all Indebtedness outstanding under this Agreement at such time, and (y) $20,000,000, and (ii) on and after October 31, 2008, the Minimum Asset Coverage to be less than $70,000,000.”
               (h) Clause (b) of Section 6.24 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“(b) by not later than October 31, 2008, a historical and projected return on investment report for each title owned by the Crave Entities for which there are any outstanding obligations, which report shall be in form and substance satisfactory to Agents.”
               (i) Article VI of the Credit Agreement is hereby amended by adding a new Section to the end thereof to read in its entirety as follows:

“6.28 Unencumbered Cash. At all times following the Eleventh Amendment Effective Date, Credit Parties shall not fail to maintain unrestricted Cash in an aggregate amount of at least $3,000,000 in a deposit account which is subject to a tri-party blocked account agreement and provides Collateral Agent with perfected first-priority Lien on such account and the contents thereof and grants Agent sole dominion and control over such account.”
          3. Conditions to Effectiveness. This Amendment shall become effective (the “Amendment Effective Date”) upon satisfaction in full of the following conditions precedent:
          (a) Immediately after giving effect to this Amendment, (i) the representations and warranties contained in this Amendment, the Credit Agreement and the other Credit Documents shall be correct on and as of the date of this Amendment as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing (or would result from this Amendment becoming effective in accordance with its terms).
          (b) Administrative Agent shall have received counterparts of this Amendment that bear the signatures of each of Credit Parties, Agents and Lenders.
          4. Credit Parties’ Representations and Warranties. Each Credit Party represents and warrants to Agents and Lenders as follows:
          (a) Such Credit Party (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment and to perform the Credit Agreement, as amended hereby.
          (b) The execution, delivery and performance by such Credit Party of this Amendment and the Purchase Documents and the performance by such Credit Party of the Credit Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under such Credit Party’s organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting such Credit Party or any of such Credit Party’s properties, and (iii) except as provided in the Credit Documents, do not and will not result in or require the creation of any Lien, upon or with respect to such Credit Party’s property.
          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by such Credit Party of this Amendment or the Purchase Documents or the performance by such Credit Party of the Credit Agreement, as amended hereby.
          (d) This Amendment and the Credit Agreement, as amended hereby, and the Purchase Documents constitute the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies and by general principles of equity.

          (e) Immediately after giving effect to this Amendment, (i) the representations and warranties contained in the Credit Agreement are correct on and as of the date of this Amendment as though made on and as of the date hereof (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing (or would result from this Amendment becoming effective in accordance with its terms).
          5. Continued Effectiveness of Credit Agreement. Each Credit Party hereby confirms and agrees that (a) the Credit Agreement and each other Credit Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Credit Document to “the Credit Agreement”, “hereto”, “hereof”, “hereunder”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, (b) to the extent that any such Credit Document purports to assign or pledge to Collateral Agent, for the ratable benefit of Lenders, or to grant to Collateral Agent, for the ratable benefit of Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Credit Party, or any of their respective Subsidiaries from time to time existing in respect of the Credit Agreement and the other Credit Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects, and (c) no amendment or waiver of any terms or provisions of the Credit Agreement, or the amendments or consents granted hereunder, shall relieve any Credit Party from complying with such terms and provisions other than as expressly amended or consented to hereby or from complying with any other term or provision thereof or herein.
          6. Release. Each Credit Party hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against any Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) each Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to Credit Parties and their Affiliates under the Credit Agreement and the other Credit Documents. Notwithstanding the foregoing, Credit Parties wish (and Agents and Lenders agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any Agent’s or any Lenders’ rights, interests, security and/or remedies under the Credit Agreement and the other Credit Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Credit Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent and each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, arising out of, connected with or related in any way to the Credit Agreement or any other Credit Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Credit Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral.
          7. Miscellaneous.

          (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic method shall be equally as effective as delivery of an original executed counterpart of this Amendment.
          (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
          (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the parties to this Amendment hereby irrevocably waives all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Amendment.
          (d) Borrowers will pay on demand all reasonable fees, costs and expenses of Agents and Lenders in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Credit Agreement, including, without limitation, reasonable fees disbursements and other charges of counsel to Agents and Lenders.
          (e) This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall be construed, administered and interpreted in accordance with the terms thereof. Accordingly, it shall be an Event of Default under the Credit Agreement if any representation or warranty made or deemed made by any Credit Party under or in connection with this Amendment shall have been incorrect when made or deemed made or if any Credit Party fails to perform or comply with any covenant or agreement contained herein.
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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS: HANDLEMAN CATEGORY MANAGEMENT COMPANY
By:
Name:
Title:

HANDLEMAN SERVICES COMPANY
By:
Name:
Title:

HANDLEMAN REAL ESTATE LLC
By:
Name:
Title:

ARTIST TO MARKET DISTRIBUTION LLC
By:
Name:
Title:

REPS, L.L.C.
By:
Name:
Title:

Eleventh Amendment To Credit And Guaranty Agreement

GUARANTORS: HANDLEMAN COMPANY
By:
Name:
Title:

CRAVE ENTERTAINMENT GROUP, INC.
By:
Name:
Title:

HANLEY ADVERTISING COMPANY
By:
Name:
Title:

HANDLEMAN COMPANY OF CANADA LIMITED
By:
Name:
Title:

HANDLEMAN UK LIMITED
By:
Name:
Title:

Eleventh Amendment To Credit And Guaranty Agreement

SVG DISTRIBUTION, INC.
By:
Name:
Title:

CRAVE ENTERTAINMENT, INC.
By:
Name:
Title:

Eleventh Amendment To Credit And Guaranty Agreement

ADMINISTRATIVE AGENT AND COLLATERAL AGENT: SILVER POINT FINANCE, LLC, as Administrative Agent and Collateral Agent
By:
Name:
Title:

Eleventh Amendment To Credit And Guaranty Agreement

LENDERS: SPF CDO I, LTD.
By:
Name:
Title:

SPCP GROUP, LLC
By:
Name:
Title:

THERMOPYLAE FUNDING CORP.
By:
Name:
Title:

FIELD POINT I, LTD.
By:
Name:
Title:

FIELD POINT II, LTD.
By:
Name:
Title:

Eleventh Amendment To Credit And Guaranty Agreement